EXHIBIT 10.24

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement ("Amendment") is entered into by and between ICO, Inc. (the "Company") and Paul J. Giddens ("Employee"), to be effective as of July 12, 2004.

WITNESSETH:

WHEREAS, effective May 24, 2004, Employee entered into an Employment Agreement with the Company (the "Employment Agreement"); and

WHEREAS, Employee and the Company desire to amend the terms of Employment Agreement as set forth herein.

NOW, THEREFORE, the Company and Employee agree as follows:

1.    As of July 12, 2004, Employee’s job title is changed to Chief Administrative Officer of ICO, Inc.

2.    All terms and conditions in the Employment Agreement that are not amended by this Amendment continue to be in full force and effect.

IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement in multiple originals.

ICO, Inc.
By:	/s/ W. Robert Parkey, Jr.
W. Robert Parkey, Jr.
President and Chief Executive Officer

Date:	August 10, 2004

EMPLOYEE:

By:	/s/ Paul J. Giddens
Paul J. Giddens
Date:	August 10, 2004

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